UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act o f 1934


                                OCTOBER 31, 2002
                                ---------------
                                 Date of Report
                        (Date of earliest event reported)



                           LIFESTYLE INNOVATIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)

             NEVADA                     001-04026               82-6008727
             ------                     ---------               ----------
(State or other jurisdiction           (Commission            (IRS Employer
      of incorporation)                 File Number)         Identification No.)


           3801 WILLIAM D. TATE AVENUE, SUITE 100, GRAPEVINE, TX 76051
           -----------------------------------------------------------
                    (Address of principal executive offices)


                                 (817) 421-0057
                                 --------------
                          Registrant's telephone number



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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

The registrant has dismissed its former principal accountant, Stephen P. Higgins, CPA of Huntington, New York and engaged Crisp, Hughes, Evans LLP, as its principal accountants. The change was made effective October 31, 2002.

During the fiscal year ended December 31, 2001 and the subsequent interim period through October 31, 2002 (which included only the review of the Form 10-QSB for the quarters ended March 31, 2002 and June 30, 2002), there were no disagreements with the former accountants on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of the former accountants would have caused them to make reference in connection with their report to the subject matter of the disagreements, and Stephen P. Higgins, CPA has not advised the Company of any reportable events as defined in paragraph (A) through (D) of Regulation S-K Item 304 (a)(1)(v).

The accountant's report of Stephen P. Higgins, CPA as of and for the year ended December 31, 2001, did not contain any adverse opinion or disclaimer of opinion, but was qualified as to the uncertainty of the Company's ability to continue as a going concern.

The decision to change accountants was approved by the Board of Directors of the registrant.

The registrant has provided Stephen P. Higgins, CPA with a copy of this disclosure and has requested that Stephen P. Higgins, CPA furnish it with a letter addressed to the SEC stating whether it agrees with the above statements. (A copy of Stephen P. Higgins, CPA's letter to the SEC, dated November 1, 2002, is filed as Exhibit 16 to the Form 8-K.)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                           LIFESTYLE INNOVATIONS, INC.

                           BY /S/ PAUL JOHNSON, CHIEF EXECUTIVE OFFICER
                           AND PRINCIPAL ACCOUNTING OFFICER

DATE:   NOVEMBER 1, 2002


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                                  EXHIBIT INDEX

EXHIBIT                                                              PAGE
NUMBER                     DESCRIPTION                              NUMBER

16       Stephen P. Higgins, CPA, dated November 1, 2002               4













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Exhibit 16



November 1, 2002



Securities and Exchange Commission
450 Fifth Street SW

Washington, D.C. 20549

Re:      Lifestyle Innovations, Inc.
         Commission File Number 001-04026

Dear Sirs:

We are in agreement with the statements made by the above registrant in its Form 8-K dated October 31, 2002.

Our report on the financial statements of Lifestyle Innovations, Inc. (formerly Princeton Mining Company) for the year ended December 31, 2001, contained no adverse opinion or disclaimer of opinion, nor was it modified as to audit scope or accounting principles, but it was qualified as to the uncertainty of the Company's ability to continue as a going concern.

There were no disagreements with Lifestyle Innovations, Inc. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope procedure.

Sincerely,




/s/ Stephen P. Higgins, CPA

Stephen P. Higgins, CPA


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